EXHIBIT 99.02

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AllianceBernstein.com * Bernstein Research Services Highlights Revenues Have Declined… % Change 3Q12 / 3Q11: (14)% 3Q12 / 2Q12: (2)% YTD12 / YTD11: (10)% $M *US: NYSE and Nasdaq shares traded; Europe: Value traded (Source: FESE - Federation of European Stock Exchanges); Asia: Combined value traded for Hong Kong and Japan (Source: Bloomberg) …In an Environment of Continued Weak Volumes United States Improved rankings in annual Institutional Investor All-America survey #7 ranked vs. #9 in 2011 #6 on a weighted basis vs. #7 in 2011 Europe Successful 9th Annual Pan-European Strategic Decisions Conference Nearly 650 clients attended presentations by more than 40 C-level executives “Best of Bernstein” analyst day with 15 presentations Two new analysts launched during the quarter Asia Continued progress on new analyst hires and launches One new hire in 3Q brings our total to 14 analysts Eight analysts have launched to date Strong ongoing growth in revenues and new clients 3Q the best revenue quarter ever 8th consecutive quarter of growth in number of active clients 3Q12 Accomplishments % Change in Trading Activity*

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October 24, 2012

Third Quarter 2012 Review

Peter S. Kraus
Chairman & Chief Executive Officer

John C. Weisenseel
Chief Financial Officer

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2011 and subsequent Forms 10-Q. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Qs, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***Our belief that our real estate consolidation plan will be effective in meaningfully improving our cost structure and in positioning our firm for a stronger future.*** Any charges we record during the second half of 2012 and our estimates of reduced occupancy costs in future years are based on our current assumptions regarding sublease marketing periods, costs to prepare the properties to market, market rental rates, broker commissions and subtenant allowances/incentives, all of which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to record an additional charge and/or our estimated occupancy cost reduction may be less than we currently project.

- ***The pipeline of new institutional mandates not yet funded:*** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated, or that mandates ultimately will not be funded.

- ***Our intention to continue to engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units needed in future periods to make incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit.

- ***Our belief that, while the outlook for both the Eurozone and the post-election US economy remains uncertain, it's increasingly clear that the long-term strategy we are executing is positioning AllianceBernstein for a stronger future:*** Changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may adversely affect our results of operations. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows. Furthermore, improved flows depend on a number of factors, including our ability to deliver consistent, competitive investment performance, which cannot be assured, conditions of financial markets, consultant recommendations, and changes in our clients' investment preferences, risk tolerances and liquidity needs.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: Third Quarter 2012

In US $ Billions


Gross Sales
$21
$18
3Q:12
2Q:12
$21
$11
3Q:12
3Q:11
Net Flows
3Q:12
2Q:12
$(4)
$(3)
3Q:12
3Q:11
$(4)
$(15)
End of Period AUM
$419
$407
3Q:12
2Q:12
$419
$402
3Q:12
3Q:11
Average AUM
$411
$411
3Q:12
2Q:12
$411
$438
3Q:12
3Q:11

Asset Flows by Distribution Channel: Quarterly Trend

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
2.3
7.3
1.7
(2.0)
(4.4)
(9.0)
(3.7)
(11.3)
(11.7)
6.1
7.1
1.7
(1.5)
(3.8)
(7.9)
(3.2)
(10.9)
(14.0)
3.8
12.9
2.3
1.4
(1.5)
(2.9)
(12.9)
(10.6)
(16.7)
5.6
11.9
3.5
0.8
(3.7)
(2.6)
(3.4)
(9.3)
(8.4)
5.2
15.2
5.0
1.0
(1.7)
(7.7)
(2.7)
(10.2)
(12.9)
Inst.
Ret.
P.C.
3Q 11
4Q 11
1Q 12
2Q 12
3Q 12

Total	3Q 11	4Q 11	1Q 12	2Q 12	3Q 12
Gross Sales	$11.3	$14.9	$18.1	$18.3	$21.4
Gross Redemptions*	$(26.7)	$(28.1)	$(30.2)	$(21.1)	$(25.8)
Net Outflows	$(15.4)	$(13.2)	$(12.1)	$(2.8)	$(4.4)

*Gross redemptions include $3.7B in redemptions for 4Q11 ($2.8B Institutions and $0.9B Retail) and $5.8B in redemptions for 1Q12 ($5.2B Institutions and $0.6B Retail) sustained as a result of prior period Canadian and Australian asset dispositions by the AXA Group.

Institutional Highlights

Improved Flows YTD '12


$B
$11.2
($36.9)
($48.1)
YTD '11
$14.6
($7.0)
($24.5)
($39.1)
YTD '12
Gross Sales
Gross Redemptions
AXA(1) / PPIP
Net Flows

Pipeline* Well Above Historical Average


$B
12
9
6
3
0
5.2
5.0
6.2
6.4
4.0
6.2
7.0
4.3
6.6
11.3
8.5
$6.4B Average
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

Notable Pipeline Activity in 3Q**


$11.3B
$8.5B
End 2Q12
End 3Q12

Major Additions to Pipeline

- $1.6B Global Fixed Income
- $385M Global Credit
- $165M Australian Value
- $130M Global High Yield
- $130M Emerging Debt

From Pipeline to Funded

- $1.6B Global Fixed Income
- $600M US Fixed Income
- $400M Emerging Debt
- $100M UK Fixed Income
- $80M Emerging Value

3Q Pass-Through***

- $700M US Core Insurance
- $400M Russell Index
- $300M Global Structured Eq.
- $120M Global Fixed Income
- $50M Low Volatility

(1) Redemptions related to AXA prior period asset dispositions
*Assets awarded and pending funding as of 9/30/12; **Represents significant activity, not comprehensive; ***Assets did not appear in the 2Q12 or 3Q12 quarter-end pipeline

Continued Strong Performance in Fixed Income

	Relative Performance Through 9/30/12				
	3Q12	YTD 12	1 Year	3 Year	5 Year
US:					
Strategic Core Plus	0.8	1.3	1.1	1.9	0.9
High Yield	0.6	1.7	0.5	0.8	0.6
Core Fixed Income	0.7	1.2	1.0	1.4	0.5
Diversified Yield	2.8	6.2	7.3	5.3	1.9
Global:					
Global High Income	0.5	0.3	1.8	2.3	0.7
Global Fixed Income	0.6	2.3	3.6	3.7	2.3
Global Plus	0.4	1.0	1.2	2.0	0.3
Regional/Emerging:					
Emerging Markets Debt	0.4	1.7	1.1	1.2	1.4
Canada Core Plus	0.4	1.4	1.8	2.1	0.7
UK Core Plus	0.5	0.8	1.2	1.8	1.0

Benchmarks: Strategic Core Plus, Core Fixed Income – Barclays US Aggregate; High Yield – Barclays Capital US High Yield; Diversified Yield – Sterling 3 Month LIBOR; Global High Income – 33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM; Global Fixed Income – Citigroup WGBI; Global Plus – Barclays Global Aggregate; Emerging Market Debt – JPM EMBI Global; Canada Core Plus – DEX Canadian Bond Overall Index; UK Core Plus – Barclays Sterling Aggregate (9/30/05-10/31/11) and BofA Merrill Sterling Non Gilts All Stocks (11/1/11-present)
Preliminary performance as of 9/30/12; gross of fees.

Equities – Strength in Stability Equities, Improvement in Growth

	Relative Performance Through 9/30/12				
	3Q12	YTD 12	1 Year	3 Year	5 Year
Stability:					
US Market Neutral	0.6	2.2	3.7	2.5	N/A
Global Market Neutral	1.5	4.3	3.9	N/A	N/A
Select US Equity	0.5	0.2	0.0	3.7	5.8
Growth & Income	0.4	1.5	1.9	2.5	1.0
US Active Low Vol	(0.6)	(0.8)	N/A	N/A	N/A
Global Active Low Vol	(0.9)	(0.8)	(1.1)	N/A	N/A
US Equity Income	(1.2)	(1.7)	(2.6)	N/A	N/A
Growth:					
US Small Cap Growth	0.4	3.8	6.3	7.7	3.1
US SMID Cap Growth	0.1	0.7	1.7	6.6	3.8
US Large Cap Growth	2.0	1.8	3.1	(3.5)	(1.7)
Intl Large Cap Growth	1.0	2.0	(1.3)	(2.5)	(4.0)
Global Research Growth	0.1	0.0	0.6	(1.8)	(4.6)
Emerging Market Growth	1.1	2.2	0.9	(1.0)	(2.1)
Value:					
US Small Cap Value	0.2	3.3	5.1	4.1	3.8
US Strategic Value	(2.1)	(5.6)	(8.9)	(5.4)	(4.8)
International Value	(2.0)	(4.4)	(5.5)	(4.9)	(5.0)
Global Value	(1.7)	(4.6)	(6.3)	(6.6)	(6.8)

Benchmarks: US Market Neutral and Global Market Neutral – BofA Merrill Lynch US Treasuries (3M); Select US Equity, US Equity Income – S&P 500; Growth & Income, US Strategic Value – Russell 1000 Value; US Active Low Volatility – MSCI USA Minimum Volatility; Global Active Low Volatility – MSCI World Minimum Volatility; US Small Cap Growth – Russell 2000 Growth; US SMID Cap Growth – Russell 2500 Growth; US Large Cap Growth – Russell 1000 Growth; International Large Cap Growth – MSCI EAFE; Global Research Growth, Global Value – MSCI World; Emerging Market Growth – MSCI EM; US Small Cap Value – Russell 2000 Value; International Value – MSCI EAFE

Preliminary performance as of 9/30/12; gross of fees.

The Case for Deep Value Investing

Investors' Flight to the "Safety" of High Dividend Yielding Stocks Has Skewed the Index and Increased Risk

Percent of Total Market Cap of S&P 500



High Dividend Yield*
Low P/B**
45
40
35
30
25
20
15
Percent
70
72
74
76
78
80
82
84
86
88
90
92
94
96
98
00
02
04
06
08
10
12

With High Dividend Yielding Stocks at a Premium Today, There is a Unique Opportunity for Deep Value

Highest Dividend Stocks vs. US Stock Market*: Price/Earnings Ratio Premium/Discount**



10
0
(10)
(20)
(30)
(40)
(50)
(60)
(70)
Percent
High Dividend Yield
US High Dividend Average
72
77
82
87
92
97
02
07
12

As of September 30, 2012. *Where yield is 120% or more of market average. **Where price to book is 80% of market average or less. ***Based on price-earnings ratio of highest-yielding quintile of US stocks relative to US market average.
Source: Bloomberg, Center for Research in Security Prices, FactSet, Morningstar, Standard & Poor's and AllianceBernstein

Retail Highlights

Positive Momentum Continues…



$B
$8.2
$8.5
$7.3
$7.1
$12.9
$11.9
$15.2
$2.3
$3.5
$5.0
($0.8)
($2.0)
($4.4)
($3.8)
($9.0)
($10.5)
($11.7)
($10.9)
($10.6)
($8.4)
($10.2)
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Gross Sales
Gross Redemptions
Net Flows

…With All Regions Contributing to YTD Gross Sales Growth



+91%
+90%
+67%
+52%
+30%
+67%
Asia ex-Japan
Japan
EMEA
Latin America
US
Total

…And Strength in Both New and Long-Standing Products



$B
YTD '12 / YTD '11 Sales Growth
+94%
$2.6
$5.1
New
+64%
$21.2
$34.7
Long-Standing

Retail Product Highlights in 3Q

- Passed the $50B AUM mark for Luxembourg off-shore funds
  - Sequential sales increases for top selling products
    - Global High Yield +50%
    - American Income +22%
- New product AUM milestones
  - Select Equity Lux fund at $700M
  - Real Asset at $400M
  - Tax Aware Muni SMA at $250M
  - Absolute Alpha Lux fund at $150M

Private Client Highlights

Bernstein Fully Diversified Investment Solution



US Strategic Equities
2012: Multi-style, all-cap portfolio seeks reliable returns in different markets
Non-US Stocks
2010: Adjusts equity exposure in changing risk conditions
DAA
Real Asset
Bond Inflation
2011: For clients vulnerable to inflation spikes
Bonds
RIC
2012: RIC offers alternatives to broader client base
2011: Multi-manager fund of funds offerings
Alternatives

Enhancements to Private Client Portfolios

- **Dynamic Asset Allocation**
  - DAA has reduced volatility by 11% since inception* without sacrificing returns
- **Strategic Equities**
  - Finished transitioning clients during the quarter
  - Performing as designed – upside and downside capture
- **Registered Investment Company (RIC)**
  - Launched in 3Q
  - Positive client response since launch

Advantages of a Registered Investment Company (RIC)

- Diversified exposure to multiple hedge funds and strategies
- Consistency in our advice across our client base
  - Potential to improve outcomes and appropriate for most clients
- Customized allocation integrated with client's traditional portfolio and aligned with objectives and risk tolerance
- Consolidated client communications and 1099 tax reporting

Well Diversified by Strategy Across Different Managers



Emerging Markets (2 funds)
Global Macro (2 funds)
Long / Short Equity (8 funds)
Event Driven (8 funds)
Credit / Distressed (6 funds)
8%
8%
35%
26%
23%

*Relative performance based on a tax aware 60/40 stock/bond investor; Inception date of DAA was April 1, 2010

Bernstein Research Services Highlights

Revenues Have Declined...

$M

% Change
3Q12 / 3Q11: (14)%
3Q12 / 2Q12: (2)%
YTD12 / YTD11: (10)%



118
103
101
3Q11
2Q12
3Q12

...In an Environment of Continued Weak Volumes

% Change in Trading Activity*



(29)
(11)
(16)
(34)
(21)
(27)
(28)
(8)
(22)
US
Europe
Asia
3Q12 / 3Q11
3Q12 / 2Q12
YTD12 / YTD11

*US: NYSE and Nasdaq shares traded; Europe: Value traded (Source: FESE - Federation of European Stock Exchanges); Asia: Combined value traded for Hong Kong and Japan (Source: Bloomberg)

3Q12 Accomplishments

United States

- Improved rankings in annual *Institutional Investor* All-America survey
  - #7 ranked vs. #9 in 2011
  - #6 on a weighted basis vs. #7 in 2011

Europe

- Successful 9th Annual Pan-European Strategic Decisions Conference
  - Nearly 650 clients attended presentations by more than 40 C-level executives
  - "Best of Bernstein" analyst day with 15 presentations
- Two new analysts launched during the quarter

Asia

- Continued progress on new analyst hires and launches
  - One new hire in 3Q brings our total to 14 analysts
  - Eight analysts have launched to date
- Strong ongoing growth in revenues and new clients
  - 3Q the best revenue quarter ever
  - 8th consecutive quarter of growth in number of active clients

Progress on Our Strategy in 3Q12

Firmwide Initiative	Progress

Improve investment performance and deliver for clients	■ Continued Fixed Income outperformance – 89% of assets in services outperforming for 3 yrs
	■ Successful PPIP fund liquidation at double-digit return to Treasury and other fund investors
	■ Changes to Growth Equity practice paying off in improved investment performance
	    ■ US Large Cap Growth top quartile for 3Q12 and 1-Yr
	    ■ Emerging Market Growth top quartile for 3Q12; outperforming for 3Q12, YTD and 1-Yr

Diversify our business across channels, investment services and geographies	■ Retail gross sales increases in every region and across asset classes in 3Q ■ Institutional UK/EMEA gross sales up 180% sequentially in 3Q; nearly half of end-3Q pipeline ■ Triple-digit growth in RFP activity on annualized basis for new offerings like EMMA, Market Neutral and Select Equities
Develop innovative new products and services to meet clients' evolving needs	■ Retail new product sales have nearly doubled YTD and 13% of total gross sales ■ Strong asset growth in newer services like Real Asset, Select Equities and Risk Completion ■ Launched Private Client RIC – makes alternatives available to broader client base ■ UK DC chosen as default provider of flexible target date funds for Associated British Foods pension scheme

Achieve greater operating leverage and better financial results	■ Ahead of schedule in executing real estate consolidation plan
	    ■ $168 million charge and occupancy expense savings of more than $2 million in 3Q
	    ■ On target to meet goal of $38-43M in annualized savings by end-2013
	■ Margin expansion in 3Q – 20% adjusted operating margin highest since early 2011

John C. Weisenseel

Chief Financial Officer

Financial Highlights: Third Quarter 2012

In US $ Millions


Adjusted Revenues
$574
$546
3Q:12
2Q:12
$574
$602
3Q:12
3Q:11
Adjusted Expenses
$458
$458
3Q:12
2Q:12
$458
$495
3Q:12
3Q:11
Adjusted Operating Margin
20.2%
16.1%
3Q:12
2Q:12
20.2%
17.7%
3Q:12
3Q:11
Adjusted EPU
36¢
24¢
3Q:12
2Q:12
36¢
30¢
3Q:12
3Q:11

Please refer to pages 37-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Third Quarter 2012 GAAP to Adjusted Reconciliation

In US dollar millions

		Adjustments					
	GAAP	Distribution-Related Payments	Pass Through Expenses	Deferred Compensation MTM	Venture Capital Fund	Real Estate Charges	Adjusted (Non-GAAP)
Net Revenues	708	(105)	(26)	(7)	4	0	574
Operating Expenses	764	(105)	(26)	(7)	0	(168)	458
Operating Income	**(56)**	**0**	**0**	**0**	**4**	**168**	**116**

- Distribution-Related Payments, including the amortization of deferred sales commissions, typically represent the largest adjustment made to GAAP net revenues and operating expenses
- Pass Through Expenses are incurred primarily through our transfer agency and are reimbursed and recorded as fees in GAAP revenues. We also exclude sub-advisory payments to third parties against advisory fees earned, including those related to the Public-Private Investment Fund we managed
- Deferred Compensation Mark-to-Market gains and losses, as well as dividends and interest, associated with employee deferred compensation-related investments are excluded from net revenues and compensation expense
- Venture Capital Fund revaluation gains and losses relating to the 90% non-controlling interest are excluded from net revenues
- The $168M non-cash Real Estate charge recorded in 3Q had the greatest impact on the difference between GAAP and Adjusted Operating Income

Please refer to pages 37-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Third Quarter 2012 Adjusted Income Statement

- Adjusted Operating Income improved 32% sequentially and 8% from the prior year quarter
- Adjusted EPU and distribution of 36 cents for 3Q12

In US dollar millions (except EPU)	3Q 2012	2Q 2012	% Δ	3Q 2011	% Δ
Adjusted Net Revenues	$ 574	$ 546	5%	$ 602	(5%)
Adjusted Operating Expenses	458	458	0%	495	(7%)
Adjusted Operating Income	116	88	32%	107	8%
Adjusted Operating Margin	20.2%	16.1%		17.7%	
AB Holding Adjusted Diluted Net Income Per Unit	**$0.36**	**$0.24**	**50%**	**$0.30**	**20%**
AB Holding Distribution Per Unit	**$0.36**	**$0.21**	**71%**	**$0.26**	**38%**

Please refer to pages 37-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using revenues and expenses rounded to the nearest million

Third Quarter 2012 Adjusted Revenues

- Base Fees sequential increase attributed to higher Retail AUM; the 9% decline versus the prior year period is primarily due to the decline in average AUM and continued shift from equity services into lower fee realization strategies
- Performance Fees increase versus both prior periods is attributed to the PPIP fund liquidation in the current quarter
- Bernstein Research Services revenues down 2% sequentially and 14% versus the prior year quarter due to lower market volumes, partially offset by increased BRS trading activity in Asia
- Current quarter seed capital investment gains versus losses in both 2Q12 and 3Q11

Adjusted Revenues (in US dollar millions)	**3Q 2012**	**2Q 2012**	**% Δ**	**3Q 2011**	**% Δ**
Base Fees	$ 426	$ 420	1%	$ 468	(9%)
Performance Fees	22	4	450%	1	n/m
Bernstein Research Services	101	103	(2%)	118	(14%)
Net Distribution	(2)	(1)	100%	2	n/m
Investment Gains (Losses)	4	(2)	n/m	(10)	n/m
Other Revenues	24	23	4%	24	0%
Total Revenues	**575**	**547**	**5%**	**603**	**(5%)**
Less: Interest Expense	1	1	0%	1	0%
Adjusted Net Revenues	**574**	**546**	**5%**	**602**	**(5%)**

Please refer to pages 37-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using revenues and expenses rounded to the nearest million

Third Quarter 2012 Adjusted Operating Expenses

- Compensation Ratio, accrued as a percentage of adjusted net revenues, of approximately 50% for 3Q12 and 2Q12, and 49% in 3Q11
- Total Compensation & Benefits increased 5% sequentially due primarily to the 5% increase in adjusted net revenues, and decreased 4% versus 3Q11 due primarily to lower adjusted net revenues, partially offset by the increase in the compensation ratio
- Promotion & Servicing expenses down 9% versus both prior periods. Travel & Entertainment declined versus both periods and was lower than normal in 3Q12. The sequential decline is also due to lower Marketing & Advertising costs; the year-over-year decline is also due to lower trade execution costs.
- G&A expenses, excluding the Real Estate charge, declined versus both prior periods, partially attributed to the realization of occupancy savings associated with the charge and lower professional fees. Technology related expenses were also lower year-over-year.

Adjusted Operating Expenses (in US dollar millions)	**3Q 2012**	**2Q 2012**	**% Δ**	**3Q 2011**	**% Δ**
Compensation & Benefits					
Base Compensation	$ 98	$ 99	(1%)	$ 123	(20%)
Incentive Compensation	122	105	16%	99	23%
Commissions, Fringes & Other	74	75	(1%)	84	(12%)
Total Compensation & Benefits	**294**	**279**	**5%**	**306**	**(4%)**
Promotion & Servicing	41	45	(9%)	45	(9%)
General & Administrative	117	128	(9%)	138	(15%)
Other	6	6	0%	6	0%
Total Adjusted Operating Expenses	**458**	**458**	**0%**	**495**	**(7%)**

Please refer to pages 37-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using expenses rounded to the nearest million

Third Quarter 2012 Adjusted Operating Results

- Adjusted Operating Margin improved versus both prior periods. Revenues improved sequentially, and versus the prior year quarter, expense reductions outpaced the decline in revenue.

In US dollar millions (except EPU)	3Q 2012	2Q 2012	% Δ	3Q 2011	% Δ
Adjusted Operating Income	**$ 116**	**$ 88**	**32%**	**$ 107**	**8%**
Adjusted Operating Margin	**20.2%**	**16.1%**		**17.7%**	
AB Holding Adjusted Diluted Net Income Per Unit	**$ 0.36**	**$ 0.24**	**50%**	**$ 0.30**	**20%**

Please refer to pages 37-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using revenues and expenses rounded to the nearest million

Real Estate Consolidation Strategy Update

- We continue to project total non-cash real estate charges of $225M to $250M to implement our entire office space consolidation plan, generating annual expense savings of $38M to $43M
  - Estimates are based on current market conditions
  - Actual total charges recorded and related expense savings realized are expected to differ from current estimates as market conditions evolve
- In 3Q, we recorded non-cash charges of $168M and realized expense savings of more than $2M for the quarter
- In 4Q, we expect to record estimated charges of approximately $40M and realize expense savings of approximately $7M for the quarter
- The balance of the charges will be recorded throughout 2013 (although we may not incur charges in every quarter)
- The timing of both the charges and the related expense savings depends on how quickly we can vacate the office space and market for sublease
- We expect the full run-rate of most of the total annual expense savings to be reflected in our financials by the end of 2013

Q & A

APPENDIX

Institutional Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	3Q 2012	One Year	Three Years	Five Years	Ten Years	Benchmark
		Periods Ended September 30, 2012				
Value						
Global Value	(1.9)	(7.2)	(7.4)	(7.5)	(2.1)	MSCI World (Cap, UH, net)
International Value	(2.2)	(6.3)	(5.7)	(5.7)	(1.2)	MSCI EAFE (Cap, UH, net)
US Strategic Value	(2.3)	(10.0)	(6.3)	(5.5)	(3.0)	Russell 1000 Value
US Diversified Value	(1.1)	(4.7)	(3.3)	(3.3)	(2.0)	Russell 1000 Value
Emerging Markets Value	(1.5)	(6.0)	(4.5)	(2.7)	0.1	MSCI EM (Cap, UH, net)
Growth						
Global Research Growth	(0.2)	(0.4)	(2.7)	(5.3)	(2.5)	MSCI World (Cap, UH, net)
Emerging Markets Growth	0.8	(0.2)	(2.0)	(3.0)	(1.9)	MSCI EM (Cap, UH, net)
US Large Cap Growth	1.8	2.1	(4.4)	(2.3)	(1.8)	Russell 1000 Growth
US Small Cap Growth	0.1	4.9	6.5	2.1	1.6	Russell 2000 Growth
Blend						
Global Style Blend	(0.5)	(4.0)	(4.9)	(6.3)	N/A	MSCI World (Cap, UH, net)
International Style Blend - Developed	(0.7)	(2.9)	(3.7)	(4.6)	N/A	MSCI EAFE Index - NDR

Performance is preliminary and as of September 30, 2012.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Fixed Income: Relative Performance

Institutional Fixed Income Composites vs. Benchmarks*

		Periods Ended September 30, 2012				
Service	**3Q 2012**	**One Year**	**Three Years**	**Five Years**	**Ten Years**	**Benchmark**
Global High Income	0.4	1.3	1.9	0.1	2.2	33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM
Strategic Core Plus	0.8	0.9	1.7	0.6	1.1	Barclays Capital US Aggregate Index
Global Fixed Income	0.5	3.3	3.5	2.0	1.4	Citigroup WGBI - Unhedged
Global Plus	0.3	1.0	1.7	(0.0)	0.7	Barclays Global Aggregate Bond Index (Unhedged)
Emerging Market Debt	0.3	0.6	0.8	0.9	2.0	JPM EMBI Global

Performance is preliminary and as of September 30, 2012.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investment service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	3Q 2012	One Year	Three Years	Five Years	Ten Years	Lipper Average
		Periods Ended September 30, 2012				
Value						
International Value	(2.0)	(4.5)	(3.9)	(5.5)	(1.4)	International Large Cap Value
Growth & Income	1.2	6.1	2.9	(0.5)	(0.6)	Multi-Cap Core
Discovery Value	(0.0)	(0.8)	0.1	0.6	0.8	Small Cap Value
U.S. Value	(0.9)	(2.2)	(2.4)	(4.0)	(2.1)	Large Cap Value
Global Value	(0.9)	0.5	(5.3)	(8.3)	(2.3)	Global Multi-Cap Value
Growth						
Global Thematic Growth	0.8	(6.2)	(5.6)	(0.6)	(0.5)	Global Multi-Cap Growth
International Growth	0.4	1.1	(1.5)	(1.4)	0.9	International Multi-Cap Growth
U.S. Large Cap Growth[(1)]	4.2	5.5	1.3	3.5	0.9	Large-Cap Growth
Emerging Markets	(0.1)	2.9	(0.9)	(2.1)	(1.6)	Equity Emerging Mkts Global
U.S. Growth[(1)]	0.4	1.6	0.8	(1.1)	(0.3)	Large-Cap Growth
Discovery Growth	0.6	5.9	7.6	2.3	3.7	Mid Cap Growth

(1) Performance figures other than 3Q12, One Year and Three Year positively affected by class action settlement proceeds.
As of September 30, 2012. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Fixed Income: Relative Performance

Retail Fixed Income Funds vs. Lipper Averages

Service	3Q 2012	Periods Ended September 30, 2012: One Year	Three Years	Five Years	Ten Years	Lipper Average
Global High Yield Portfolio	0.1	2.2	2.9	2.1	2.5	Bond Global High Yield
American Income Portfolio	1.8	5.6	3.6	2.2	3.6	Bond USD
Global Bond	(1.0)	(1.1)	1.0	0.8	2.0	Global Income
High Income	1.4	2.6	1.4	3.4	5.3	High Yield

As of September 30, 2012. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges. The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Private Client: Absolute Performance

Service	3Q 2012	Periods Ended September 30, 2012 One Year	Three Years	Five Years	Ten Years
Fully Diversified Simulation*	3.3	10.9	4.6	(1.5)	5.6
S&P 500	6.4	30.2	13.2	1.1	8.0
MSCI World Index - Net	6.7	21.6	7.5	(2.1)	8.0
Lipper Short/Int Blended Muni Fund Avg	1.4	4.9	3.8	4.0	3.2

Performance is preliminary and as of September 30, 2012.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983 (Strategic Value was removed from the simulation on June 30, 2012); Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through December 31, 2000; Strategic Growth used thereafter until it was removed from the simulation on June 30, 2012); Strategic Equities- July 1, 2012; Intermediate Municipal Bond Composite—January 1, 1983 through March 31, 2010; Intermediate Diversified Municipal Fund – April 1, 2010; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008); DAA Overlay – April 1, 2010. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.

Assets Under Management

$ Billions

	At September 30, 2012				At June 30 2012	At September 30 2011
	Institutions	Retail	Private Client	Total	Total	Total
Equity						
Value	$ 28	$ 16	$ 17	$ 61	$ 69	$ 87
Growth	7	19	14	40	39	45
Total Equity	35	35	31	101	108	132
Fixed Income	141	71	33	245	230	213
Other[1]	39	30	4	73	69	57
Total	$ 215	$ 136	$ 68	$ 419	$ 407	$ 402

	At June 30, 2012			
Total	$ 215	$ 125	$ 67	$ 407

	At September 30, 2011			
Total	$ 224	$ 110	$ 68	$ 402

(1) Includes Index, Structured, Asset Allocation services, and certain other alternative investments

Three Months Ended 9/30/12: AUM Roll-Forward by Distribution Channel

In US $ Billions

	Institutions			Retail			Private Client			Total		
Investment Service:	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**
Beginning of Period	**$109.8**	**$105.1**	**$214.9**	**$47.0**	**$77.8**	**$124.8**	**$49.0**	**$18.6**	**$67.6**	**$205.8**	**$201.5**	**$407.3**
Sales/New Accounts	2.0	3.2	5.2	3.0	12.2	15.2	0.8	0.2	1.0	5.8	15.6	21.4
Redemptions/Terminations	(5.6)	(6.4)	(12.0)	(1.3)	(7.3)	(8.6)	(1.4)	(0.8)	(2.2)	(8.3)	(14.5)	(22.8)
Net Cash Flows	(0.8)	(0.1)	(0.9)	(0.8)	(0.8)	(1.6)	(0.4)	(0.1)	(0.5)	(2.0)	(1.0)	(3.0)
Net Flows	**(4.4)**	**(3.3)**	**(7.7)**	**0.9**	**4.1**	**5.0**	**(1.0)**	**(0.7)**	**(1.7)**	**(4.5)**	**0.1**	**(4.4)**
Transfers	-	(0.2)	**(0.2)**	-	0.2	**0.2**	-	-	**-**	-	-	**-**
Investment Performance	**2.8**	**4.6**	**7.4**	**2.5**	**3.9**	**6.4**	**1.3**	**0.9**	**2.2**	**6.6**	**9.4**	**16.0**
End of Period	**$108.2**	**$106.2**	**$214.4**	**$50.4**	**$86.0**	**$136.4**	**$49.3**	**$18.8**	**$68.1**	**$207.9**	**$211.0**	**$418.9**

Three Months Ended 9/30/12: AUM Roll-Forward by Investment Service

In US $ Billions

Investment Service:	Value Equity US	Value Equity Global	Value Equity Total	Growth Equity US	Growth Equity Global	Growth Equity Total	Fixed Income US	Fixed Income Global	Fixed Income Total	Other[2] US	Other[2] Global	Other[2] Total	Total US	Total Global	Total Total
Beginning of Period	**$23.7**	**$45.9**	**$69.6**	**$20.6**	**$18.1**	**$38.7**	**$130.2**	**$100.2**	**$230.4**	**$31.3**	**$37.3**	**$68.6**	**$205.8**	**$201.5**	**$407.3**
Sales/New Accounts	0.3	0.6	0.9	0.8	0.3	1.1	3.3	13.4	16.7	1.4	1.3	2.7	5.8	15.6	21.4
Redemptions/Terminations	(4.1)	(6.3)	(10.4)	(0.8)	(1.6)	(2.4)	(2.4)	(6.4)	(8.8)	(1.0)	(0.2)	(1.2)	(8.3)	(14.5)	(22.8)
Net Cash Flows	(0.6)	(0.9)	(1.5)	-	(0.1)	(0.1)	(0.8)	(0.1)	(0.9)	(0.6)	0.1	(0.5)	(2.0)	(1.0)	(3.0)
Net Flows	**(4.4)**	**(6.6)**	**(11.0)**	**-**	**(1.4)**	**(1.4)**	**0.1**	**6.9**	**7.0**	**(0.2)**	**1.2**	**1.0**	**(4.5)**	**0.1**	**(4.4)**
Investment Performance	**0.9**	**1.9**	**2.8**	**1.4**	**1.1**	**2.5**	**2.6**	**4.6**	**7.2**	**1.7**	**1.8**	**3.5**	**6.6**	**9.4**	**16.0**
End of Period[1]	**$20.2**	**$41.2**	**$61.4**	**$22.0**	**$17.8**	**$39.8**	**$132.9**	**$111.7**	**$244.6**	**$32.8**	**$40.3**	**$73.1**	**$207.9**	**$211.0**	**$418.9**

(1) Approximately $40 billion in Blend Strategies AUM are reported in their respective services.
(2) Includes index, structured, asset allocation services and certain other alternative investments.

AUM by Region

As of September 30, 2012

Institutions



Other 11%
Eur. ex-UK 5%
Australia 3%
UK 5%
N.A. ex- US 5%
Japan 12%
US 59%

US $ Billions

$214.4

Retail



Europe 8%
Other 3%
Asia Pac 32%
US 57%

$136.4

Third Quarter 2012 Adjusted Advisory Fees

In US Dollars

	3Q 2012	2Q 2012	% Δ	3Q 2011	% Δ
Ending AUM ($ Billions)	**$419**	**$407**	**3%**	**$402**	**4%**
Average AUM ($ Billions)	**$411**	**$411**	**(0%)**	**$438**	**(6%)**
By Fee Type ($ Millions):					
Adjusted Base Fees	$426	$420	1%	$468	(9%)
Performance Fees	22	4	450%	1	n/m
Total	**$448**	**$424**	**6%**	**$469**	**(4%)**
Adjusted Base Fees By Channel ($ Millions):					
Institutions	$103	$105	(2%)	$142	(27%)
Retail	181	168	8%	163	11%
Private Client	142	147	(3%)	163	(13%)
Total	**$426**	**$420**	**1%**	**$468**	**(9%)**

Consolidated Balance Sheet

In US $ Millions

Assets		Sept. 30, 2012		Dec. 31, 2011
Cash and cash equivalents	$	611	$	639
Cash and securities, segregated		948		1,280
Receivables, net		1,413		1,339
Investments:				
Deferred compensation - related		152		176
Other		575		619
Goodwill		2,954		2,954
Intangible assets, net		174		190
Deferred sales commissions, net		96		60
Other (incl. furniture & equipment, net)		393		451
Total Assets	**$**	**7,316**	**$**	**7,708**

Liabilities and Capital				
Liabilities:				
Payables	$	2,018	$	2,337
Accounts payable and accrued expenses		491		363
Accrued compensation and benefits		615		534
Debt		241		445
Total Liabilities		**3,365**		**3,679**
Partners' capital attributable to AllianceBernstein Unitholders		3,905		3,975
Non-controlling interests in consolidated entities		46		54
Total Capital		**3,951**		**4,029**
Total Liabilities and Capital	**$**	**7,316**	**$**	**7,708**

Third Quarter 2012 GAAP Income Statement

In US dollar millions (except EPU)	3Q 2012	2Q 2012	% Δ	3Q 2011	% Δ
Net Revenues	$ 708	$ 642	10%	$ 642	10%
Operating Expenses	764	563	36%	564	35%
Operating (Loss) Income	(56)	79	n/m	78	n/m
Net (Loss) Income Attributable to AB Unitholders	(44)	74	n/m	91	n/m
AB Holding GAAP Diluted Net (Loss) Income per Unit	**($0.23)**	**$0.21**	**n/m**	**$0.26**	**n/m**

AB Holding Distribution Per Unit	**$0.36**	**$0.21**	**71%**	**$0.26**	**38%**

Please refer to pages 37-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using revenues, expenses and income rounded to the nearest million

Consolidated Statement of Cash Flows

In US $ Millions

		Nine Months Ended	
		Sept. 30, 2012	Sept. 30, 2011
Net Income		$ 119	$ 308
Non-cash items:	Amortization of deferred sales commissions	29	29
	Amortization of non-cash deferred compensation	12	125
	Depreciation and other amortization	60	63
	Unrealized (gains) losses on deferred compensation-related investments	(15)	23
	Unrealized (gains) losses on consolidated venture capital fund	(13)	36
	Unrealized (gains) losses on other investments	(36)	37
	Real estate asset write-off charges	33	5
	Other, net	-	(11)
Changes in assets and liabilities		343	(108)
Net cash provided by operating activities		**532**	**507**
Proceeds (purchases) of investments, net		-	3
Additions to furniture, equipment and leaseholds, net		(12)	(25)
Purchases of businesses, net of cash acquired		-	(27)
Net cash used in investing activities		**(12)**	**(49)**
(Repayment) of commercial paper, net		(205)	(65)
Proceeds from bank loans, net		-	8
(Decrease) in overdrafts payable		(1)	(1)
Distributions to General Partner and Unitholders		(207)	(385)
Purchases of Holding Units to fund deferred compensation awards, net		(135)	(146)
Purchases of AllianceBernstein Units		(3)	(5)
Other		(3)	5
Net cash used in financing activities		**(554)**	**(589)**
Effect of exchange rate changes on cash and cash equivalents		6	-
Net (decrease) in cash and cash equivalents		(28)	(131)
Cash and cash equivalents at the beginning of period		639	650
Cash and cash equivalents at the end of period		**$ 611**	**$ 519**

AllianceBernstein Holding Financial Results

In US $ Millions (excluding per unit amounts)

	3Q 2012	2Q 2012	% Δ	3Q 2011	% Δ
AllianceBernstein					
Net (Loss) Income Attributable to AllianceBernstein	($44)	$74	n/m	$91	n/m
Weighted Average Equity Ownership Interest	37.5%	37.5%		37.5%	
AllianceBernstein Holding					
Equity in Net (Loss) Income Attributable to AllianceBernstein	($16)	$28	n/m	$34	n/m
Income Taxes	7	7	0%	7	0%
Net (Loss) Income	**($23)**	**$21**	**n/m**	**$27**	**n/m**
Diluted Net (Loss) Income Per Unit, GAAP basis	**($0.23)**	**$0.21**	**n/m**	**$0.26**	**n/m**
Distributions Per Unit	**$0.36**	**$0.21**	**71%**	**$0.26**	**38%**
Adjusted Diluted Net Income Per Unit	**$0.36**	**$0.24**	**50%**	**$0.30**	**20%**

Please refer to pages 37-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using income, earnings and expenses rounded to the nearest million

Third Quarter 2012 GAAP to Adjusted Reconciliation

$ thousands except per Unit amounts, unaudited

	GAAP	Adjustments: Distribution-Related Payments (A)	Pass Through Expenses (B)	Deferred Compensation MTM (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Non Controlling Interests (F)	Adjusted (Non-GAAP)
Investment advisory and services fees	$ 466,294		(18,616)					$ 447,678
Bernstein research services	100,637							100,637
Distribution revenues	103,643	(105,437)						(1,794)
Dividend and interest income	5,071			(300)				4,771
Investment gains (losses)	7,210			(6,374)	3,634			4,470
Other revenues	26,154		(7,001)					19,153
Total revenues	709,009	(105,437)	(25,617)	(6,674)	3,634	-	-	574,915
Less: interest expense	851							851
Net revenues	**708,158**	**(105,437)**	**(25,617)**	**(6,674)**	**3,634**	**-**	**-**	**574,064**
Employee compensation and benefits	300,869			(6,568)				294,301
Promotion and servicing	152,951	(105,437)	(7,001)					40,513
General and administrative	303,815		(18,616)			(168,086)		117,113
Interest on borrowings	877							877
Amortization of intangible assets	5,467							5,467
Net loss of consolidated entities attributable to non-controlling interests	-						(369)	(369)
Total expenses	**763,979**	**(105,437)**	**(25,617)**	**(6,568)**	**-**	**(168,086)**	**(369)**	**457,902**
Operating (loss) income	(55,821)	-	-	(106)	3,634	168,086	369	116,162
Income taxes	(7,572)			(2)		9,105		1,531
Net (loss) income	(48,249)	-	-	(104)	3,634	158,981	369	114,631
Net (loss) income of consolidated entities attributable to non-controlling interests	(4,003)				3,634		369	-
Net (loss) income attributable to AllianceBernstein Unitholders	**$ (44,246)**	**$ -**	**$ -**	**$ (104)**	**$ -**	**$ 158,981**	**$ -**	**$ 114,631**

(A) We offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. Such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. Amortization of deferred sales commissions is offset against net revenues because such costs, over time, essentially offset distribution revenues earned by the company.

(B) We exclude additional pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. During the third quarter of 2012, we offset sub-advisory payments to third parties against performance fees earned on the Public-Private Investment Fund we managed. These fees have no impact on operating income, but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

(C) We exclude the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee deferred compensation-related investments.

(D) We exclude the 90% limited partner interests of our consolidated venture capital fund held by third parties from our adjusted operating income. As a result, adjusted operating income reflects the underlying financial results of our 10% limited partner interest.

(E) We exclude real estate charges because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

(F) We exclude net income of joint ventures attributable to non-controlling interests, although not significant, from adjusted operating income because it does not reflect the economic interest attributable to AllianceBernstein.

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands, unaudited	Three Months Ended 9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Net Revenues, GAAP basis	**$ 708,158**	**$ 642,163**	**$ 681,809**	**$ 624,978**	**$ 641,529**	**$ 727,994**
Exclude:						
Deferred compensation-related investment (gains) losses	(6,374)	7,619	(15,570)	(9,386)	37,840	1,588
Deferred compensation-related dividends and interest	(300)	(344)	(380)	(2,226)	(982)	(524)
90% of consolidated venture capital fund investment losses (gains)	3,634	907	(7,686)	3,116	18,306	6,302
Distribution-related payments	(94,779)	(86,120)	(79,869)	(73,048)	(76,323)	(78,557)
Amortization of deferred sales commissions	(10,658)	(10,171)	(8,267)	(8,292)	(9,186)	(9,871)
Pass-through fees & expenses	(25,617)	(7,917)	(7,738)	(7,598)	(8,894)	(9,987)
Adjusted Net Revenues	**$ 574,064**	**$ 546,137**	**$ 562,299**	**$ 527,544**	**$ 602,290**	**$ 636,945**
Operating (Loss) Income, GAAP basis	**$ (55,821)**	**$ 78,747**	**$ 101,245**	**$ (540,246)**	**$ 77,716**	**$ 115,626**
Exclude:						
Deferred compensation-related investment (gains) losses	(6,374)	7,619	(15,570)	(9,386)	37,840	1,588
Deferred compensation-related dividends and interest	(300)	(344)	(380)	(2,226)	(982)	(524)
Deferred compensation-related mark-to-market vesting expense (credit)	5,986	(7,030)	14,009	(2,925)	(24,302)	908
Deferred compensation-related dividends and interest expense	582	711	152	806	1,572	1,196
Deferred compensation charge	-	-	-	587,131	-	-
Net impact of deferred compensation-related items	(106)	956	(1,789)	573,400	14,128	3,168
Real estate charges	168,086	6,787	9,269	294	6,905	18
Insurance proceeds	-	-	-	-	(10,691)	-
Sub-total of non-GAAP adjustments	167,980	7,743	7,480	573,694	10,342	3,186
Less: Net (loss) income of consolidated entities attributable to non-controlling interests	(4,003)	(1,276)	7,264	(3,552)	(18,445)	(6,756)
Adjusted Operating Income	**$ 116,162**	**$ 87,766**	**$ 101,461**	**$ 37,000**	**$ 106,503**	**$ 125,568**
Operating Margin, GAAP basis excl. non-controlling interests	**n/m**	**12.5%**	**13.8%**	**n/m**	**15.0%**	**16.8%**
Adjusted Operating Margin	**20.2%**	**16.1%**	**18.0%**	**7.0%**	**17.7%**	**19.7%**

AllianceBernstein Holding Adjusted Earnings Reconciliation

	Three Months Ended					
$ thousands except per Unit amounts, unaudited	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Net (Loss) Income - Diluted, GAAP basis	**$ (23,142)**	**$ 21,339**	**$ 26,699**	**$ (199,463)**	**$ 27,003**	**$ 35,653**
Impact on net income of AllianceBernstein non-GAAP adjustments	59,589	2,838	2,741	206,341	3,773	1,162
Adjusted Net Income - Diluted	**$ 36,447**	**$ 24,177**	**$ 29,440**	**$ 6,878**	**$ 30,776**	**$ 36,815**
Diluted Net (Loss) Income per Holding Unit, GAAP basis	**$ (0.23)**	**$ 0.21**	**$ 0.26**	**$ (1.97)**	**$ 0.26**	**$ 0.34**
Impact of AllianceBernstein non-GAAP adjustments	0.59	0.03	0.03	2.04	0.04	0.01
Adjusted Diluted Net Income per Holding Unit	**$ 0.36**	**$ 0.24**	**$ 0.29**	**$ 0.07**	**$ 0.30**	**$ 0.35**

AllianceBernstein Adjusted Financial Results Reconciliation

AllianceBernstein L.P.

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

Adjusted Net Revenues

Adjusted net revenues exclude investment gains and losses and dividends and interest on deferred compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe the offset of distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. Amortization of deferred sales commissions is offset against net revenues because such costs, over time, essentially offset distribution revenues earned by the company. We also exclude additional pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. During the third quarter of 2012, we offset sub-advisory payments to third parties against performance fees earned on the Public-Private Investment Fund we managed. These fees have no impact on operating income but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

Adjusted Operating Income

Adjusted operating income represents operating income on a GAAP basis excluding (1) the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee deferred compensation-related investments, (2) the deferred compensation charge, (3) real estate charges, (4) insurance proceeds and (5) the net loss or income of consolidated entities attributable to non-controlling interests.

Prior to 2009, a large proportion of employee compensation was in the form of deferred awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein has economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. The full value of the investments' appreciation (depreciation) is recorded within investment gains and losses on the income statement in the current period. US GAAP requires the appreciation (depreciation) in the compensation liability to be expensed over the award vesting period in proportion to the vested amount of the award as part of compensation expense. This creates a timing difference between the recognition of the compensation expense and the investment gain or loss impacting operating income, which will fluctuate over the life of the award and net to zero at the end of the multi-year vesting period. Although during periods of high market volatility these timing differences have an impact on operating income and operating margin, over the life of the award any impact is ultimately offset. Because these plans are economically hedged, management believes it is useful to reflect the offset ultimately achieved from hedging the investments' market exposure in the calculation of adjusted operating income, adjusted operating margin and adjusted diluted net income per Holding Unit, which will produce core operating results from period to period. The non-GAAP measures exclude gains and losses and dividends and interest on deferred compensation-related investments included in revenues and compensation expense, thus eliminating the timing differences created by different treatment under US GAAP of the market movement on the expense and the investments. In the fourth quarter of 2011, we implemented changes to our employee long-term incentive compensation award program. As a result, mark-to-market investment gains or losses recognized in compensation expense will closely approximate mark-to-market investment gains and losses recognized in revenues.

Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period and to compare our performance to industry peers without the volatility noted above in our discussion of adjusted operating income. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

AllianceBernstein